SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

H. J. Heinz Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*      *      *

The schedule below sets forth revised participant information for H. J. Heinz Company.
PARTICIPANT INFORMATION
H. J. Heinz Company (“Heinz”), its directors and certain of its officers and employees may be deemed to be “participants” in a solicitation of proxies in connection with Heinz’s upcoming 2006 annual meeting of stockholders. Each of the directors of Heinz and each of the officers and employees of Heinz who may be deemed to be “participants” in the solicitation are listed below, together with the number of equity securities of Heinz beneficially owned by each of these persons as of April 30, 2006. None of the persons listed below owns any equity securities of Heinz of record but does not have a beneficial interest in such stock.
DIRECTORS, OFFICERS AND CERTAIN EMPLOYEES

		Shares of
		Common Stock
Name	Title and Address	Owned(1)(2)(3)(4)(5)
William R. Johnson	Chairman, President, Chief Executive Officer and Director H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	4,266,500
Jeffrey P. Berger	Executive Vice President — Global Foodservice and Chairman — Heinz North America Foodservice H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	654,459
Rene D. Biedzinski	Corporate Secretary H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	6,164
Theodore N. Bobby	Senior Vice President and General Counsel H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	191,264

		Shares of
		Common Stock
Name	Title and Address	Owned(1)(2)(3)(4)(5)
Charles E. Bunch	Director — H. J. Heinz Company Chairman and Chief Executive Officer of PPG Industries, Inc. 1 PPG Place Pittsburgh, PA 15272	8,000
Mary C. Choksi	Director — H. J. Heinz Company Managing Director of Strategic Investment Partners, Inc. and Emerging Markets Investors Corporation 100 19th Street North 16th Floor Arlington, VA 22209	17,980
David A. Ciesinski	Vice President — Office of the Chairman and Strategy H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	11,281
Leonard S. Coleman, Jr.	Director — H. J. Heinz Company Senior Advisor — Major League Baseball 895 Church Lane Middletown, NJ 07748	11,100
Peter H. Coors	Director — H. J. Heinz Company Vice Chairman, Molson Coors Brewing Company; Chairman, Coors Brewing Company 17735 West 32nd Avenue Golden, CO 80401	11,200
John C. Crowe	Vice President — Chief Tax Officer H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	119,174
Leonard J. Cullo, Jr.	Vice President — Treasurer H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	89,838
John G. Drosdick	Director — H. J. Heinz Company Chairman, President and Chief Executive Officer, Sunoco, Inc. 1735 Market Street, Suite LL Philadelphia, PA 19103	500
Jeffrey A. Fisher	Group Vice President Marketing & Business Development Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	74,320

		Shares of
		Common Stock
Name	Title and Address	Owned(1)(2)(3)(4)(5)
Brendan M. Foley	Vice President Frozen Snacks Marketing Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	31,120
Patrick J. Guinee	Assistant General Counsel H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	28,287
Brian T. Hansberry	Chief Marketing Officer Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	44,233
Edith E. Holiday	Director- H. J. Heinz Company Attorney; Operating Trustee, TWE Holdings I and II Trusts 3239 38th Street, NW Washington, DC 20016	14,671
Michael E. Hooton	Associate General Counsel H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	84,805
Michael D. Hsu	President and Chief Operating Officer — U.S. Foodservice Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	40,811
Candace Kendle	Director- H. J. Heinz Company Chairman and Chief Executive Officer of Kendle International, Inc. 700 Carew Tower 441 Vine Street Cincinnati, Ohio 45202	11,900
John L. Kraus	Vice President — Corporate Governance, Compliance and Ethics H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	39,947
Loretta Lobes Benec	Corporate Counsel H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	11,070
Larry P. Lupori	Director Integrated Business Management Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	32,609

		Shares of
		Common Stock
Name	Title and Address	Owned(1)(2)(3)(4)(5)
John A. Mastalerz	Assistant Controller H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	24,384
Jennifer K. McGurrin	Senior Manager — Strategic Planning H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	85
Edward J. McMenamin	Senior Vice President — Finance and Corporate Controller H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	288,761
Michael D. Milone	Senior Vice President — Australia, New Zealand & Rest of World H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	510,590
David C. Moran	Executive Vice President — President Heinz Consumer Products H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	413,654
Michael P. Mullen	Director — Global Corporate Affairs H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	492
Anthony J. Muscato	Group Vice President Foodservice Sales Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	132,579
Gregg A. Newcombe	Group Vice President, Consumer Products Sales Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	41,980
C. Scott O’Hara	Executive Vice President — Heinz Europe H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	3,183
Dean R. O’Hare	Director- H. J. Heinz Company 15 Mountain View Road Warren, NJ 07059	11,200
Robert P. Ostryniec	Chief Supply Chain Officer Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	14,179

		Shares of
		Common Stock
Name	Title and Address	Owned(1)(2)(3)(4)(5)
Antony Pryce	Vice President Finance & Chief Financial Officer — U.S. Foodservice Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	42,238
Dennis H. Reilley	Director — H. J. Heinz Company Chairman, President and Chief Executive Officer, Praxair, Inc. 39 Old Ridgebury Road Danbury, CT 06810-5113	500
John Runkel	Vice President — Investor Relations H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	122,239
Gilbert Z. Schneider	Vice President Finance & Chief Finance Officer — Consumer Products Heinz North America 357 Sixth Avenue Pittsburgh, PA 15222	23,554
Daniel F. Shaw	Associate General Counsel H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	85,163
D. Edward I. Smyth	Senior Vice President and Chief Administrative Officer H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	438,667
Lynn C. Swann	Director- H. J. Heinz Company President, Swann, Inc. 506 Hegner Way Sewickley, PA 15143	10,317
Thomas J. Usher	Director- H. J. Heinz Company 600 Grant Street Suite 6100 Pittsburgh, PA 15219-2800	22,483
Christopher Warmoth	Senior Vice President — Heinz Asia H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	60,036
Arthur B. Winkleblack	Executive Vice President and Chief Financial Officer H. J. Heinz Company 600 Grant Street Pittsburgh, PA 15219	321,609

(1)	Shares listed in this column include all shares in which the named individuals have a present beneficial economic interest, and also include all shares allocated to the accounts of the named individuals under the Company’s Employees Retirement and Savings Plan (W.R. Johnson, 82,804; J.P. Berger, 27,076; R.D. Biedzinski, 428; T.N. Bobby, 15,141; D.A. Ciesinski, 606; J.C. Crowe, 0; L.A. Cullo, 4,681; J.A. Fisher, 3,582; B.M. Foley, 900; P.J. Guinee, 2,577; B.T. Hansberry, 873; M.E. Hooton, 32; M.D. Hsu, 727; J.L. Kraus, 1,977; L.L. Benec, 270; L.P. Lupori, 1,640; J.A. Mastalerz, 712; J.K. McGurrin, 85; E.J. McMenamin, 14,426; M.D. Milone, 8,142; D.C. Moran, 299; M.P. Mullen, 20; A.J. Muscato, 6,575; G.A. Newcombe, 999; C.S. O’Hara, 58; R.P. Ostryniec, 360; A. Pryce, 400; J. Runkel, 12,256; G.Z. Schneider, 538; D.F. Shaw, 21,868; D.E.I. Smyth, 23,390; C. Warmoth, 0; and A.B. Winkleblack, 3,061). Each person has both sole voting and sole investment power with respect to the shares listed unless otherwise indicated.
(2)	Shares listed include shares subject to stock options granted under the Company’s stock option plans and exercisable within 60 days following April 30, 2006 (W.R. Johnson, 3,710,689; J.P. Berger, 399,390; R.D. Biedzinski, 5,495; T.N. Bobby, 162,334; D.A. Ciesinski, 8,695; J.C. Crowe, 117,661; L.A. Cullo, 80,271; J.A. Fisher, 51,930; B.M. Foley, 28,432; P.J. Guinee, 24,383; B.T. Hansberry, 40,183; M.E. Hooton, 71,791; M.D. Hsu, 37,002; J.L. Kraus, 35,190; L.L. Benec, 10,437; L.P. Lupori, 29,406; J.A. Mastalerz, 22,213; J.K. McGurrin, 0; E.J. McMenamin, 251,251; M.D. Milone, 450,777; D.C. Moran, 399,390; M.P. Mullen, 250; A.J. Muscato, 122,626; A. Pryce, 40,174; G.A. Newcombe, 35,078; C.S. O’Hara, 0; R.P. Ostryniec, 8,000; J. Runkel, 81,736; G.Z. Schneider, 15,825; D.F. Shaw, 58,821; D.E.I. Smyth, 382,709; C. Warmoth, 54,706; and A.B. Winkleblack, 290,559).
(3)	Shares listed include restricted stock units which vest within 60 days of April 30, 2006 (W.R. Johnson, 5,225; J.P. Berger, 1,589; R.D. Biedzinski, 182; T.N. Bobby, 1,043; D.A. Ciesinski, 1,763; J.C. Crowe, 1,513; L.A. Cullo, 397; J.A. Fisher, 591; B.M. Foley, 346; P.J. Guinee, 233; B.T. Hansberry, 618; M.E. Hooton, 349; M.D. Hsu, 484; J.L. Kraus, 422; L.L. Benec, 145; L.P. Lupori, 179; J.A. Mastalerz, 224; J.K. McGurrin, 0; E.J. McMenamin, 982; M.D. Milone, 1,130; D.C. Moran, 1,420; M.P. Mullen, 222; A.J. Muscato, 647; G.A. Newcombe, 646; C.S. O’Hara, 3,125; R.P. Ostryniec, 748; A. Pryce, 485; J. Runkel, 428; G.Z. Schneider, 630; D.F. Shaw, 411; D.E.I. Smyth, 1,076; C. Warmoth, 1,167; and A.B. Winkleblack, 1,589).
(4)	Shares listed for Mr. Usher also include 1,000 shares held by a trust of which Mr. Usher is co-trustee and sole beneficiary.
(5)	Shares listed include for Mr. Milone 14,500 shares beneficially owned by Julia Milone, Mr. Milone’s wife, and their two minor sons who reside at the same address as Mr. Milone. Judith Runkel, Mr. Runkel’s wife, beneficially owns

     14,704 shares of the Company’s common stock, which are included in Mr. Runkel’s total, and resides at the same address as Mr. Runkel.

INFORMATION REGARDING TRANSACTIONS IN OUR SECURITIES BY PARTICIPANTS
     The following table sets forth information regarding purchases and sales during the past two years of shares of our common stock by our directors, director nominees, officers and employees who, under the rules of the Securities Exchange Commission (the “SEC”) may be considered to be “participants” in our solicitation of proxies in connection with the Annual Meeting. Except as set forth below or as otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction an the parties is set forth below.

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
William R. Johnson	2/15/06	347	8
	2/9/06	277,488	1
	2/9/06	(262,488)	2
	8/15/05	471	8
	2/15/05	338	8
	8/15/04	471	8
	Various	5,436	9
Jeffrey P. Berger	2/15/06	694	8
	8/15/05	301	8
	7/21/05	(4,854)	3
	7/11/05	166,493	1
	7/11/05	(14,493)	2
	2/15/05	507	8
	9/12/04	(1,022)	12
	8/15/04	251	8
	Various	516	5
	Various	1,658	9
Rene D. Biedzinski	3/15/05	(1,350)	2
	Various	365	9
	9/12/04	(187)	12
Theodore N. Bobby	2/15/06	422	8
	11/23/05	11,100	1
	11/23/05	(10,010)	2
	8/15/05	371	8
	2/15/05	437	8
	9/12/04	(1,190)	12
	8/15/04	399	8
	Various	1,105	9
Mary C. Choksi	Various	5,564	6

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
	Various	457	5
David A. Ciesinski	Various	319	9
	9/12/04	(93)	12
John C. Crowe	4/27/06	16,649	1
	4/27/06	(16,649)	2
	4/27/06	(10,061)	10
	12/2/05	11,100	1
	12/2/05	(11,100)	2
	12/2/04	(1,878)	2
	Various	1,553	9
	9/12/04	(793)	12
Leonard A. Cullo, Jr.	2/15/06	121	8
	11/23/05	4,440	1
	11/23/05	(4,440)	2
	8/15/05	189	8
	2/15/05	102	8
	8/25/04	2,220	1
	8/25/04	(1,890)	2
	8/15/04	223	8
	Various	33	5
	Various	1,409	9
	9/12/04	(662)	12
Jeffrey A. Fisher	2/23/06	1,110	1
	2/23/06	(1,110)	2
	2/15/06	454	8
	8/15/05	636	8
	3/2/05	(125)	2
	2/15/05	175	8
	8/15/04	414	8
	Various	1,533	9
	Various	(41)	10
	9/12/04	(297)	12
Brendan M. Foley	Various	319	9
	Various	(62)	10
	9/12/04	(374)	12
Patrick J. Guinee	Various	786	9
	9/12/04	(292)	12
Brian T. Hansberry	4/28/06	3,000	1
	4/28/06	(3,000)	2
	4/27/06	6,000	1
	4/27/06	(6,000)	2
	2/15/06	231	8
	8/15/05	605	8
	2/15/05	211	8
	9/17/04	(1,565)	2

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
	8/15/04	362	8
	Various	335	9
	9/12/04	(662)	12
Edith E. Holiday	Various	1,551	6
	Various	306	5
Michael E. Hooton	3/17/06	6,100	1
	3/17/06	(6,100)	2
	2/15/06	315	8
	2/15/06	5,000	1
	2/15/06	(5,000)	2
	8/15/05	511	8
	3/29/05	8,325	1
	3/29/05	(8,325)	2
	2/15/05	299	8
	8/15/04	549	8
	Various	120	5
	Various	517	9
	Various	(10,637)	10
	9/12/04	(282)	12
Michael D. Hsu	Various	326	9
	9/12/04	(709)	12
Candace Kendle	Various	503	5
John L. Kraus	3/6/06	2,220	1
	3/6/06	(2,220)	2
	2/15/06	111	8
	4/5/05	(1,848)	10
	3/30/05	4,162	1
	3/30/05	(4,162)	2
	2/15/05	78	8
	8/15/04	153	8
	Various	445	9
	9/12/04	(321)	12
Loretta Lobes Benec	Various	235	9
	9/12/04	(112)	12
Larry P. Lupori	4/28/06	1,110	1
	4/28/06	(100)	2
	4/28/06	(1,110)	2
	8/22/05	740	1
	8/22/05	(740)	2
	5/27/05	740	1
	5/27/05	(740)	2
	12/29/04	740	1
	12/29/04	(740)	2
	7/6/04	1,000	1
	7/6/04	(1,000)	2
	Various	629	9

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
	Various	(642)	10
	9/12/04	(246)	12
John A. Mastalerz	Various	330	9
	9/12/04	(338)	12
Jennifer K. McGurrin	2/15/06	191	8
	2/15/06	(191)	2
	8/15/05	263	8
	8/15/05	(263)	2
	Various	204	9
	Various	(298)	10
Edward J. McMenamin	Various	307	5
	11/28/05	13,319	1
	11/28/05	(13,319)	2
	5/28/04	24,947	1
	5/28/04	(24,947)	2
	Various	1,059	9
Michael D. Milone	5/10/06	27,500	1
	5/10/06	(27,500)	2
	4/5/06	27,500	1
	4/5/06	(27,500)	2
	2/27/06	10,000	1
	2/27/06	(10,000)	2
	2/15/06	347	8
	11/10/05	10,000	1
	11/10/05	(10,000)	2
	8/29/05	10,000	1
	8/29/05	(10,000)	2
	8/15/05	513	8
	6/24/05	5,000	1
	6/24/05	(5,000)	2
	3/2/05	16,649	1
	3/2/05	(16,649)	2
	3/2/05	20,995	1
	3/2/05	(19,995)	2
	2/15/05	324	8
	9/23/04	4,500	7
	8/15/04	374	8
	5/27/04	47,928	1
	5/27/04	(47,928)	2
	Various	723	9
David C. Moran	2/15/06	410	8
	8/15/05	375	8
	2/15/05	434	8
	9/12/04	(1,994)	12
	8/15/04	322	8
	Various	308	9
Michael P. Mullen	5/2/06	3,640	1
	5/2/06	(3,640)	2
	3/3/06	6,600	1
	3/3/06	(6,600)	2
	Various	220	9
	Various	(232)	10

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
	Various	741	11
Anthony J. Muscato	2/15/06	227	8
	8/15/05	404	8
	7/13/05	(4,000)	2
	7/8/05	6,660	1
	7/8/05	(6,660)	2
	7/7/05	(1,761)	2
	2/15/05	192	8
	11/5/04	16,649	1
	11/5/04	(16,649)	2
	8/15/04	589	8
	Various	45	5
	Various	766	9
	9/12/04	(1,045)	12
Gregg A. Newcombe	4/28/06	11,199	1
	4/28/06	(11,199)	2
	Various	636	9
	3/20/06	(19)	10
	2/15/06	446	8
	8/15/05	455	8
	2/15/05	354	8
	8/15/04	710	8
	9/12/04	(750)	12
C. Scott O’Hara	Various	59	9
Robert P. Ostryniec	Various	308	9
	2/15/06	346	8
	8/15/05	399	8
	2/15/05	410	8
	8/15/04	324	8
	9/12/04	(984)	12
Antony Pryce	4/28/06	1,270	1
	4/28/06	(1,270)	2
	2/15/06	79	8
	8/15/05	174	8
	12/15/04	1,000	1
	12/15/04	(1,000)	2
	12/14/04	2,550	1
	12/14/04	(2,550)	2

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
	Various	376	9
	9/12/04	(394)	12
John Runkel	2/15/06	587	8
	11/29/05	8,800	1
	11/29/05	(8,800)	2
	11/30/05	80	1
	11/30/05	(80)	2
	8/15/05	257	8
	2/15/05	551	8
	9/12/04	(651)	12
	8/15/04	271	8
	7/1/04	23	5
	5/26/04	24,974	1
	5/26/04	(24,974)	2
	Various	140	5
	Various	837	9
Gilbert Z. Schneider	Various	308	9
	2/15/06	495	8
	8/15/05	377	8
	2/15/05	432	8
	8/15/04	602	8
	9/12/04	(937)	12
Daniel F. Shaw	12/23/05	4,440	1
	12/23/05	(4,440)	2
	12/3/04	2,660	1
	12/3/04	(2,660)	2
	6/23/04	4,000	1
	6/23/04	(4,000)	2
	Various	607	9
	9/12/04	(481)	12
D. Edward I. Smyth	3/15/06	93,995	1
	3/15/06	(93,995)	2
	11/29/05	4,600	1
	11/29/05	(4,600)	2
	12/7/04	12,400	1
	12/7/04	(10,800)	2
	Various	126	5
	Various	2,752	9
Lynn C. Swann	Various	1,577	6
	Various	108	5
Thomas J. Usher	Various	5,284	6
	Various	757	5
Christopher Warmoth	2/15/06	403	8

	Shares of Common Stock Purchased or Sold
		# of
Name	Date	Shares	Transaction Footnote
	8/15/05	415	8
	2/15/05	213	8
	9/12/04	(2,052)	12
Arthur B. Winkleblack	9/23/04	1,000	4
	Various	1,459	9

1.	Shares purchased through the exercise of options

2.	Open market sale

3.	Withheld to pay taxes on a deferred compensation distribution

4.	Open market purchase

5.	Dividend reinvestment on various dates for the two-year period prior to April 30, 2006

6.	Deferral of fees and stock grants into Deferred Stock Account

7.	Gift of shares

8.	Shares purchased through the H. J. Heinz Company Global Stock Purchase Plan

9.	Purchased interests in shares in the H. J. Heinz Company Stock Fund in the Employees’ Retirement and Savings Plan

10.	Transferred out interests in shares in the H. J. Heinz Company Stock Fund in the Employees’ Retirement and Savings Plan

11.	Sale of vested restricted stock units on various dates for the two-year period prior to April 30, 2006

12.	Withheld to pay taxes on vested restricted stock units
MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS
     Except as described in this schedule or otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, to the best of our knowledge, no associate of any person listed above under “Directors, Officers and Certain Employees” beneficially owns any shares of common stock or other securities of Heinz. Furthermore, except as described in this schedule or otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, to the best of our knowledge, no person listed above under “Directors, Officers and Certain Employees” or any of his or her associates, is either a party to any transactions or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of similar transactions, (i) in which we or any of our subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, or (iii) in which any such person or any of his or her associates had or will have, a direct or indirect material interest.
     To the best of our knowledge, except as described in this schedule or as otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, no person listed above under “Directors, Officers and Certain Employees”, or any of his associates has entered into any agreement or understanding with any person respecting any future employment by us or our affiliates or any future transactions to which we or any of our affiliates will or may be a party. Except as described in this schedule or as otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, to the best of our knowledge, there are no contracts, arrangements or understandings by any of the persons listed above under “Directors, Officers and Certain

Employees” within the past year with any person with respect to any securities of Heinz, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
     Except as described in this schedule or as otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, to the best of our knowledge, none of the persons listed above under “Directors, Officers and Certain Employees” owns beneficially any securities of any subsidiary of Heinz.
     Except as described in this schedule or as otherwise disclosed in the definitive proxy statement filed by Heinz with the SEC on July 10, 2006, to the best of our knowledge, no person listed above under “Directors, Officers and Certain Employees” has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.
     There are no material proceedings to which any person listed above under “Directors, Officers and Certain Employees” or any associate of any such person is a party adverse to Heinz or any of is subsidiaries or has a material interest adverse to Heinz or any of its subsidiaries. There are no family relationships among the directors, director nominees and executive officers of Heinz.